Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Affidavit/Supplement Attached	Footnote
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			See Declaration.
Cash disbursements journals		X
Statement of Operations	MOR-2	See MOR-1.		[2]
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			See Declaration.	[3]
Copies of tax returns filed during reporting period			See Declaration.	[3]
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Dennis Pyers	September 25, 2017
Signature of Authorized Individual*	Date

Dennis Pyers	Interim CFO and CAO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]	The debtors’ names are abbreviated in this report as follows:
Unilife Corporation—UC
Unilife Medical Solutions, Inc.—UMS
Unilife Cross Farm LLC—UCF
[2]	Post-petition, the Debtor began keeping its books on a cash basis. Accordingly, the Statement of Operations (MOR-2) and the Schedule of Cash Receipts and Disbursements (MOR-1) present the same information.
[3]	No tax returns, including IRS Form 6123, were filed during the period.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

				BANK ACCOUNTS					CURRENT MONTH		CUMULATIVE FILING TO DATE
	UC			UMS			UCF		CONSOLIDATED		CONSOLIDATED
	OPERATING	OTHER	OPERATING	PAYROLL	UTILITY	OTHER	OPERATING	OTHER	ACTUAL	PROJECTED [1]	ACTUAL	PROJECTED [1]
CASH BEGINNING OF MONTH	$412,500	$136,162	$905,295	$0	$39,846	$35,278	$—	$—	1,529,081	$24,920	$1,918,421	$1,746,545
RECEIPTS
CASH SALES	—	—	—	—	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE	—	—	$143,068.00	—	—	—	—	—	143,068	—	624,915	515,060
LOANS AND ADVANCES	$0	—	—	—	—	—	—		—	—	7,500,000	7,500,000
SALE OF ASSETS	$0	—	—	—	—	—	—	—	—	—	500,000	—
OTHER (ATTACH LIST)	$0	—	8,328	—	0	—	—	—	8,329	—	217,983	136,779
TRANSFERS (FROM DIP ACCTS)	200,000	—	—	—	—	—	—	—	200,000	—	8,089,246	—
TOTAL RECEIPTS	200,000	—	151,396	—	0	—	—	—	351,397	—	16,932,145	8,151,839
DISBURSEMENTS
NET PAYROLL & PAYROLL TAXES	—	—	62,987	—	—	—	—	—	62,987	—	5,705,832	5,569,380
SALES, USE, & OTHER TAXES	—	—	—	—	—	—	—	—	—	—	2,000	—
INVENTORY PURCHASES	—	—	—	—	—	—	—	—	—	—	—	—
SECURED/ RENTAL/ LEASES	—	—	—	—	—	—	—	—	—	—	401,300	370,193
INSURANCE	—	—	17,743	—	—	—	—	—	17,743	—	75,343	57,075
ADMINISTRATIVE	1,706	—	81,569	—	—	—	—	—	83,275	—	403,453	722,969
SELLING	—	—	1,170	—	—	—	—	—	1,170	—	63,958	—
OTHER (ATTACH LIST)	530,414	—	6,236	—	—	—	—	—	536,650	—	701,992	728,806
OWNER DRAW *	—	—	—	—	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS)	—	—	200,000		—	—	—	—	200,000	—	8,089,246	—
PROFESSIONAL FEES	—	—	—	—	—	—	—	—	—	—	2,428,791	2,412,041
U.S. TRUSTEE QUARTERLY FEES	3,575	—	—	—	—	—	—	—	3,575	—	3,575	13,000
COURT COSTS	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	535,695	—	369,706	—	—	—	—	—	905,401	—	17,875,489	9,873,465
NET CASH FLOW	(335,695)	—	(218,310)	—	0	—	—	—	(554,004)	—	(943,344)	(1,721,625)
(RECEIPTS LESS DISBURSEMENTS)
CASH—END OF MONTH	$76,805	$136,162	$686,985	$0	$39,846	$35,278	$—	$—	$975,077	$24,920	$975,077	$24,920

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
[1]	UPDATED CURRENT MONTH AND CUMMULATIVE PROJECTIONS PER SECOND AND THIRD AMENDED DIP BUDGETS (DOCKET NOS. 220 & 239)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$905,401
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$200,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$93,608
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$799,009

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	UMS Petty Cash (Operating)		UMS Operating		UMS Operating		UMS Operating		UMS Operating		UMS Other - Savings		UMS Total Operating	UMS Utilities		UMS Payroll		UMS Other - PNC CD		UMS Restricted Bond
	#	n/a	#	0928	#	0570	#	3760	#	4310	#	1600		#	1951	#	6102	#	3480	#	n/a
BALANCE PER BOOKS		38		84,999		601,066		0		883		—	686,985		39,846		—		35,278		300,003
BANK BALANCE		38		84,999		601,066		0		883		—	686,985		39,846		—		35,278		300,003
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		—		—		—		—		—		—	—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		—		—		—		—		—		—	—		—		—		—		—
OTHER (ATTACH EXPLANATION)		—		—		—		—		—		—	—		—		—		—		—
ADJUSTED BANK BALANCE *		$38		$84,999		$601,066		$0		$883		$—	$686,985		$39,846		$—		$35,278		$300,003
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount		Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
OTHER RECEIPTS
COBRA payments		$—		$7,803		$—		$—		$—		$—	$7,803		$—		$—		$—		$—
Interest		—		—		—		—		—		—	—		—		—		—		—
Sublease Payment		—		—		—		—		—		—	—		—		—		—		—
Refunds / Returned Checks		—		—		—		—		—		—	—		—		—		—		—
Reimbursements from former employees		—		$525		—		—		—		—	525		—		—		—		—
Total		$—		$8,328		$—		$—		$—		$—	$8,328		$—		$—		$—		$—

OTHER DISBURSEMENTS:
Bank Fees		$—		$370		$—		$—		$263		$—	$633		$—		$—		$—		$—
Postage		7		—		—		—		—		—	7		—		—		—		—
ADP Fees		—		$5,597		—		—		—		—	5,597		—		—		—		—
		—		—		—		—		—		—	—
Total		$7		$5,967		$—		$—		$263		$—	$6,236		$—		$—		$—		$—

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	UC Operating		UC Operating		UC Operating		UC Total Operating	UC Other - AMEX CD		UCF Operating		UCF Restricted Escrow
	#	2022	#	6509	#	1693		#	1859-4	#	1933	#	0060
BALANCE PER BOOKS		$41,829		$34,976		$—	76,805		$136,162		$—		$—
BANK BALANCE		171,891		34,976		—	206,867		136,162		—		—
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		—		—		—	—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		(130,062)		—		—	(130,062)		—		—		—
OTHER (ATTACH EXPLANATION)		—		—		—	—		—		—		—
ADJUSTED BANK BALANCE *		$41,829		$34,976		$—	$76,805		$136,162		$—		$—
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
	3008	13,577
	3009	59,551
	3010	56,935
OTHER
OTHER RECEIPTS
Interest		$—		$—		$—	$—		$—		$—		$—
Refund of Bank Fees		—		—		—	—		—		—		—
Refund from ADP		—		—		—	—		—		—		—
Total		$—		$—		$—	$—		$—		$—		$—

OTHER DISBURSEMENTS
Bank Fees		$206		$504		$—	$709		$—		$—		$—
SEC filing fees		$3,300		—		—	3,300		—		—		—
Return of DIP funds		$383,000		—		—	383,000		—		—		—
Noticing agent fees		$187		—		—	187		—		—		—
Patent Filing Fees		$143,218		—		—	143,218		—		—		—
Total		$529,910		$504		$—	$530,414		$—		$—		$—

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

			Check		Amount Paid	Year-To-Date
Payee	Period Covered	Payor	Number	Date	Fees & Expenses	Fees & Expenses
Professional Fee Escrow Account [1]						$1,735,041.00
SSG Capital Advisors						$693,750.00

Total						$2,428,791.00

[1]	Funds wired to a professional fee escrow account maintained by Cozen O’Connor.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

CASH DISBURSEMENTS JOURNAL

Date	Description	Amount	Check#	Payee
I. Case No. 17-10805—Unilife Corporation, et al.
08/01/17	SEC filing fees	$3,300.00	3001	Donnelley Financial LLC
08/04/17	Return of DIP funds	383,000.00	Wire	UNL Holdings
08/08/17	Bank fees	104.01	Bank	FNB
08/10/17	Quarterly Trustee Fees	3,575.00	3002	Office of the US Trustee
08/16/17	Bank fees	503.50	Bank	HSBC
08/17/17	Patent filing fees	8,905.74	3003	Wiley Rein LLP
08/17/17	Tax return services	1,706.00	3004	Citrin Cooperman
08/17/17	Noticing agent fees	186.55	3005	Rust Consulting, Inc.
08/17/17	Patent filing fees	1,852.94	3006	Fisher Adams Kelly
08/25/17	Patent filing fees	2,396.85	3007	Fisher Adams Kelly
08/28/17	Patent filing fees	13,576.67	3008	Leydig, Voit & Maters LTD
08/28/17	Patent filing fees	59,551.19	3009	Leydig, Voit & Maters LTD
08/28/17	Patent filing fees	56,934.50	3010	Leydig, Voit & Maters LTD
08/31/17	Bank fees	101.91	Bank	FNB

		535,694.86
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
None.		—

Total—Case No. 17-10805—Unilife Corporation, et al.		$535,694.86

II. Case No. 17-10806—Unilife Medical Solutions, Inc.
08/01/17	Monthly processing fee	1,215.40	ACH	Concur
08/01/17	Materials for customer programs	1,170.00	35001	Baumann Springs USA Inc
08/01/17	Materials for customer programs	1,758.00	35002	IAR Systems Software
08/01/17	Electrical service for York	24.29	35003	MET ED
08/02/17	HRA funding for week ended 8/4	799.29	ACH	Highmark
08/02/17	Internet service monthly fee	12,129.96	35004	Level 3

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check#	Payee
08/02/17	Monthly mobile phone bill	3,485.35	35005	AT&T Mobility
08/02/17	Waste removal	300.00	35006	Republic
08/02/17	Natural gas for York facility	285.58	35007	Direct Energy
08/02/17	Cell phone service	146.77	35008	Verizon Wireless
08/02/17	Cell phone service	516.12	35009	Verizon Wireless
08/02/07	SAP hosting monhtly fee	8,228.00	35010	Freudenburg IT
08/03/17	KOP internet service	922.79	ACH	Verizon
08/04/17	Employee assistance program fees	458.06	35011	IBH
08/04/17	Water service	259.09	35012	York Water
08/04/17	Cable service in York	680.75	35013	Comcast
08/08/17	Bank fees	104.01	Bank	FNB
08/10/17	HRA funding for week ended 8/11	17,003.17	ACH	Highmark
08/10/17	Monthly mobile phone bill	4,943.35	ACH	AT&T Mobility
08/11/17	Payroll funding for 8/15	27,493.16	Wire	ADP
08/11/17	Monthly insurance funding due 8/1	17,743.01	35014	Chubb
08/11/14	Payroll Taxes withheld	13,431.84	ACH	ADP
08/14/17	Telephone and internet	639.88	35016	Verizon
08/14/17	Telephone and internet	14,069.94	35017	Verizon
08/15/17	HRA funding for week ended 8/18	2,920.27	ACH	Highmark
08/17/17	Sewer	2,280.00	35018	Conewago Twp
08/17/17	Office security system	568.50	35019	Vector Security
08/17/17	Natural gas service for York	2,075.60	35020	Columbia Gas of PA
08/17/17	Internet service monthly fee	12,576.06	35021	Level 3
08/17/17	IT storage	421.69	35022	Iron Mountain
08/17/17	Water service	259.74	35023	York Water
08/21/17	Payroll Taxes withheld	285.32	ACH	ADP

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check#	Payee
08/23/17	HRA funding for week ended 8/25	453.45	ACH	Highmark
08/25/17	Electrical service for York	187.02	ACH	MET ED
08/25/17	Monthly processing fee	5,596.52	ACH	ADP
08/25/17	Telephone service	8,081.05	35024	8x8 Inx.
08/25/17	Natural gas for York facility	3,099.95	35025	Direct Energy
08/25/17	Monthly mobile phone bill	1,441.29	35026	AT&T Mobility
08/25/17	Telephone and internet	569.99	35027	Verizon
08/25/17	IT storage	358.12	35028	Iron Mountain
08/17/17	IT storage	45.00	35029	ATIS Elevator Inspection
08/30/17	HRA funding for week ended 8/31	142.47	ACH	Highmark
08/31/17	Bank fees	263.00	Bank	HSBC
08/31/17	Bank fees	266.16	Bank	FNB
08/31/17	Postage	6.65	Cash	USPS

		169,705.66
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
None.		—

Total—Case No. 17-10806—Unilife Medical Solutions, Inc.		$169,705.66

III. Case No. 17-10807—Unilife Cross Farm LLC
None.		$—

		—
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
07/20/17	250 Cross Farm Lane Mortgage Payment	93,608.23

Total—Case No. 17-10807—Unilife Cross Farm LLC		93,608.23

IV. Total Disbursements		$799,008.75

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

BALANCE SHEET (MOR-3)

$ in 000s
	UC		UMS		UCF		Eliminations		Consolidated
	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$213	$140	$762	$1,778	$—	$0	$—	$—	$975	$1,918
Restricted Cash and Cash Equivalents (see continuation sheet) [1]	—	—	300	300	—	2,120	—	—	300	2,420
Accounts Receivable (Net)	—	—	20	1,109	—	—	—	—	20	1,109
Notes Receivable	—	—	—	—	—	—	—	—	—	—
Inventories	—	—	—	95	—	—	—	—	—	95
Prepaid Expenses [1]	—	396	—	825	—	78	—	—	—	1,299
Professional Retainers	—	398	—	—	—	—	—	—	—	398
Other Current Assets (attach schedule)	—	—	—	251	—		—	—	—	251
TOTAL CURRENT ASSETS	213	934	1,082	4,358	—	2,198	—	—	1,295	7,489
PROPERTY AND EQUIPMENT
Real Property and Improvements [1]	—	—	—	—	—	47,614	—	—	—	47,614
Machinery and Equipment	—	—	—	58,843	—	—	—	—	—	58,843
Furniture, Fixtures and Office Equipment [1]	—	—	—	1,347	—	39	—	—	—	1,386
Leasehold Improvements	—	—	—	437	—	—	—	—	—	437
Vehicles	—	—	—	32	—	—	—	—	—	32
Less Accumulated Depreciation & Impairment [1]	—	—	—	(50,781)	—	(5,037)	—	—	—	(55,818)
TOTAL PROPERTY & EQUIPMENT	—	—	—	9,879	—	42,615	—	—	—	52,494
OTHER ASSETS
Loans to Insiders*	—	—	—	—	—	—	—	—	—	—
Other Assets (attach schedule)	—	—	—	—	—	—	—	—	—	—
TOTAL OTHER ASSETS	—	—	—	—	—	—	—	—	—	—

TOTAL ASSETS	$213	$934	$1,082	$14,237	$—	$44,813	$—	$—	$1,295	$59,984

	UC		UMS		UCF		Eliminations		Consolidated
	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	4	—	44	—	—	—	—	—	48	—
Taxes Payable (refer to FORM MOR-4)	—	—	—	—	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—	—	—	—	—
Notes Payable (Intercompany)	(3,770)	—	3,770	—	—	—	—	—	—	—
Rent / Leases—Building/Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt / Adequate Protection Payments	7,117	—	—	—	—	—	—	—	7,117	—
Professional Fees	—	—	—	—	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—	—	—	—	—
Other Postpetition Liabilities (attach schedule)	—	—	—	—	—	—	—	—	—	—
TOTAL POSTPETITION LIABILITIES	3,351	—	3,814	—	—	—	—	—	7,165	—
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt [1]	—	130,804	—	133,554	—	100,623	—	(217,492)	—	147,489
Priority Debt [2]	—	—	306	385	16	16	—	—	321	401
Unsecured Debt [1],[3],[4]	99,711	5,032	352,366	262,437	105,014	43,326	(156,367)	—	400,724	310,795
TOTAL PRE-PETITION LIABILITIES	99,711	135,836	352,672	396,376	105,030	143,965	(156,367)	(217,492)	401,046	458,685
TOTAL LIABILITIES	103,062	135,836	356,486	396,376	105,030	143,965	(156,367)	(217,492)	408,211	458,685
OWNER EQUITY
Common Stock	(1,264)	(1,264)	(11)	(11)	—	—	—	—	(1,275)	(1,275)
Treasury Stock	—	—	(819)	(819)	—	—	—	—	(819)	(819)
Additional Paid-In Capital	278,277	278,277	(29,607)	(29,607)	(86,772)	(86,772)	—	—	161,898	161,898
Accumulated Other Comprehensive Income—Pre-petition	—	—	(128)	(128)	—	—	—	—	(128)	(128)
Retained Earnings—Pre-Petition	(411,915)	(411,915)	(351,574)	(351,574)	(12,380)	(12,380)	156,367	217,492	(619,502)	(558,377)
Retained Earnings—Postpetition	32,053	—	26,735	(0)	(5,878)	—	—	—	52,910	(0)
Adjustments to Owner Equity (attach schedule)	—	—	—	—	—	—	—	—	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—	—	—	—	—	—	—	—	—
NET OWNER EQUITY	(102,849)	(134,902)	(355,404)	(382,139)	(105,030)	(99,152)	156,367	217,492	(406,916)	(398,701)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$213	$934	$1,082	$14,237	$—	$44,813	$—	$—	$1,295	$59,984

*	“Insider” is defined in 11 U.S.C. Section 101(31).
[1]	During the period, the secured mortgage of UCF was foreclosed upon and the lendor took possession of the related real property assets and restricted cash.
[2]	Cross Farm LLC paid the monthly mortgage payment on 250 Cross Farm Lane from the escrow account under control of FNB.
[3]	Paid certain priority wage claims per Court Order.
[4]	Consolidated pre-petition unsecured debt includes uneliminated intercompany payable claims. As per bankruptcy schedules, net intercompany receivables booked at $0.
[5]	Added $253,999 in pre-petition invoices to the scheduled amount of UMS pre-petition unsecured debt. Reduced scheduled UMS pre-petition unsecured debt by $17,743.01 for post-petition amounts included in pre-petition balance for Chubb & Son. Further reduced scheduled amount of UMS pre-petition debt for severance overstated by $18,846.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

BALANCE SHEET (MOR-3) (CONTINUATION SHEET)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
Security Deposits	—	250,511

Other Assets

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

STATUS OF POSTPETITION TAXES (MOR-4)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$—	$9,349	$9,349	8/11/2017	WIRE	$—
FICA-Employee	—	1,160	1,160	8/11/2017	WIRE	—
FICA-Employer	—	890	890	8/11/2017	WIRE	—
Unemployment	—	—	—			—
Income	—	—	—			—
Other:	—	—	—			—
Total Federal Taxes	—	11,399	11,399			—
State and Local
Withholding	—	2,005	2,005	8/11/2017	WIRE	—
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	—	28	28	8/11/2017	WIRE	—
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other: State Disability Insurance	—	—	—			—
Total State and Local	—	2,033	2,033			—
Total Taxes	$—	$13,432	$13,432			$—

SUMMARY OF UNPAID POSTPETITION DEBTS (MOR-4)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Unilife Corporation:
Accounts Payable	3,502	—	—	—	—	3,502
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition Debts	3,502	—	—	—	—	3,502
Unilife Medical Solutions, Inc.:
Accounts Payable	43,922	—	—	—	—	43,922
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition Debts	43,922	—	—	—	—	43,922

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Aug. 1 to Aug. 31, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$468,839
+ Amounts billed during the period	—
- Amounts collected during the period	(143,088)
Total Accounts Receivable at the end of the reporting period	325,751

Accounts Receivable Aging	Amount
0 - 30 days old	274,817
31 - 60 days old	—
61 - 90 days old	20,000
91+ days old	30,934
Total Accounts Receivable	325,751
Amount considered uncollectible (Bad Debt)	(305,751)
Accounts Receivable (Net)	$20,000

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X